Exhibit 10.3

独家购买权协议

Exclusive Option Agreement

本独家购买权协议（下称“本协议”）由以下各方于2019年3月20日在中华人民共和国（下 称“中国”）广东省深圳市签订：

This exclusive option agreement （this"agreement"） is executed by and among the following parties as of Mar. 20th 2019 in Shenzhen City, Guangdong province, the People's Republic of China （"China"orthe"PRC"）:

甲方：嘉纳（深圳）发展科技有限公司

一家依照中国法律设立和存在的外商独资公司，地址为中国广东省深圳市福田区沙头街道新 华社区滨河路9013号嘉洲豪园4栋406；

Party A:Jiana（Shenzhen） Development Technology Co., Ltd.

a wholly foreign owned enterprise, organized and existing under the laws of the RPC, with its address at Room 406, Building 4,Binhe Road, Xinhua Community, Sha Tou Subdistrict office, Futian District, Shenzhen, Guangdong Province, China;

乙方：

朱凤珍（下称“股东”）,中华人民共和国自然人，身份证号码 __________, 住址为广东省深圳市福田区嘉州豪园（二期）4栋4F；

姚清朝（下称“股东”），中华人民共和国自然人，身份证号码 __________, 住址为广东省深圳市福田区益田村52栋206；

周堑（下称“股东”），中华人民共和国自然人，身份证号码 __________,住 址为广东省深圳市福田区新洲十一街嘉州豪园二期4栋4F房；

Party B：

Fengzhen Zhu （hereinafter "Shareholder" ） ,a PRC individual, with his ID number of __________ and address at Room 4F,Building 4,Jia Zhou Hao Yuan, Futian District, Shenzhen, Guangdong Province, China; and

Qingchao Yao （hereinafter "Shareholder" ） ,a PRC individual, with his ID number of __________ and address at Room 206,Building 52,Yitian Village , Futian District, Shenzhen, Guangdong Province, China; and

Qian Zhou ( hereinafter "Shareholder" ) ,a PRC individual, with his ID number of __________ and address at 4F,Building 4, NO.2 Jia Zhou Hao Yuan, Futian District, Shenzhen, Guangdong Province, China.

丙方：深圳市嘉纳科技股份有限公司

一家依照中国法律设立和存在的股份有限责任公司，地址为广东省深圳市福田区上步南路 1001号锦峰大厦A座7层CDE。

Party C:Shenzhen Jiana Technology Co., Ltd.

a company limited by shares which was organized and existing under the laws of the PRC, with its address at Room CDE, 7F, Building A, Jinfeng Building, Shangbu South Road, Futian District, Shenzhen, Guangdong Province, China.

在本协议中，甲方、乙方和丙方以下各称”一方"，合成”各方”。

In this agreement, each of Party A, Party B and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：

Whereas:

1. 股东持有丙方100%的股权权益。

Shareholder holds 100% of the equity interest in Party C.

2. 股东同意授予甲方一项股权独家购买权。

Shareholder agrees to grant Party A an exclusive equity purchase option.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1. 股权买卖

Sale and Purchase of Equity Interest

1.1授予权利

Option Granted

乙方在此不可撤销地授予甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并 按照本合同第1.3条所述的价格，随时一次或多次从乙方购买或指定一人或多人(“被指定 人")从乙方购买其所持有的丙方的全部或部分股权的一项不可撤销的专有权(“股权购买 权”)。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的 权利。丙方特此同意乙方向甲方授予股权购买权。本款及本协议所规定的“人"指个人、公 司、合营企业、合伙、企业、信托或非公司组织。

Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a "Designee") to purchase the equity interests in Party C then held by Party B once one at multiple times at any times at any time in part or in whole at Party A's sole and absolute discretion to the extend permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the "Equity Interest Purchase Option"). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, enterprise, trusts or non-corporate organizations.

1.2行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向 乙方发出书面通知(“股权购买通知”)，股权购买通知应载明以下事项：

(a) 甲方关于行使股权购买权的决定；

(b) 甲方拟从乙方购买的股权份额(“被购买股权”)；和

(c) 被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the "Equity Interest Purchase Option Notice"), specifying:

(a) Party A's decision to exercise the Equity Interest Purchase Option;

(b) the portion of equity interests to be purchase from Party B(the "Optioned Interests"); and

(c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3股权买价

Equity Interest Purchase Price

甲方购买乙方所持有的所有丙方股权的买价总额应为股东方缴纳的出资额，根据股东权益按 比例调整，除非中国法律法规或其他法规要求评估相关股东权益或规定其他股权买价上的限 制(“股权买价”)。

The aggregate purchase price of all the Optioned Interests of Party B to be purchased by Party A shall be equal to the capital paid in by the Shareholder, adjusted pro rata for purchase of less than all of the Equity Interest, unless applicable PRC laws and regulations require an appraisal of the Equity Interest or stipulate other restrictions regarding the Equity Interest Purchase Price(the "Equity Interest Purchase Price")

1.4转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.4.1乙方应及时形成股东决定，批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall promptly convene a shareholder's decision, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2乙方应就其向甲方和/或被指定人转让被购买股权出具放弃优先购买权的书面声明。

Party B shall issue written statement giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3乙方应与甲方和/或(在适用的情况下)被指定人按照本协议即股权购买通知的规定， 为每次转让签订股权转让协议；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并 釆取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲 方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本协 议目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购 买权、抵消权、所有权扣留或其他担保安排等；但为了明确期间，不包括在本协议、乙方股 权质押协议项下产生的任何担保权益。本款及本协议所规定的“乙方股权质押协议”指甲方、 乙方和丙方于本协议签署之日签订的股权质押协议(下称“股权质押协议”)，根据股权质 押协议，乙方为担保丙方能履行丙方与甲方签订的独家业务合作协议项下的义务，而向甲方 质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Share Interest Pledge Agreement."Party B's Share Interest Pledge Agreement "as used in this Section and this Agreement shall refer to the Share Interest Pledge Agreement ("Share Interest Pledge Agreement") executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the Exclusive Business Corporation Agreement executed by and between Party C and Party A.

1.5付款

Payment

当甲方行使股权购买权时，甲方应按照本协议1.3条约定的价款向乙方支付股权买价。

Upon exercise of the Equity Interest Purchase Option, Party A shall make payment of the Equity Interest Purchase Price set forth in Section 1.3 under this agreement to the Party B.

2. 陈述和保证

Representations and Warranties

乙方和丙方特此在本协议签署之日和每一个转让向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

2.1其具有签订和交付本协议和其为一方的、根据本协议为每一次转让被购买股权而签订的 任何股权转让协议(各称为“转让协议”)，并履行其在本协议条款一致的转让协议。本协 议和其是一方的各转让协议一旦签署后，构成或将对其构成合法、有效及具有约束力的义务 并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contracts"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A's exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

2.2无论是本协议或任何转让协议的签署和交付还是其在本协议或任何转让协议项下的义务 的履行均不会：①导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii) 导致违反其是一方或对其有约束力的任何协议或文件，或构成其是一方或对其有约束力的任 何协议或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授权和/ 或继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加 条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not:(i)cause any violation of any applicable laws of China;(ii)be inconsistent with the articles of association, bylaws or other organizational documents of Party C;(iii)cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them;(iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or(v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

2.3乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押协议外，乙方 在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Share Pledge Agreement, Party B has not placed any security interest on such equity interests;

2.4丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益； 和

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets; and

2.5目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁 或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

3. 生效日

Effective Date

本协议于各方签署本协议之日生效，有效期10年，经甲方选择可再延长。

This Agreement shall become effective upon the date hereof, and remain effective for a term of 10 years, and may be renewed at Party A's election.

4. 适用法律与争议解决

Governing Law and Resolution of Disputes

4.1适用法律

Governing law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开 得到的法律。对中国正式公布并公开得到的法律没有规定的事项，将适用国际法律原则和惯 例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes here under shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

4.2争议的解决办法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。 如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任 何一方均可将有关争议提交给深圳国际仲裁院，由该会按照其仲裁规则仲裁解决。仲裁应在 深圳进行。使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shenzhen court of international arbitration for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shenzhen, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

5. 税款、费用

Taxes and Fees

每一方应承担根据中国法律因准备和签署本协议和各转让协议以及完成本协议和各转让协 议拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

6. 通知

Notices

6.1本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或 商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知 视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知 的地址在接受或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

6.1.2通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确 认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission （as evidenced by an automatically generated confirmation of transmission）.

6.2为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：嘉纳（深圳）发展科技有限公司

Party A: Jiana （Shenzhen ） Development Technology Co., Ltd.

地址：广东省深圳市福田区沙头街道新华社区滨河路9013号嘉洲豪园4栋406

Address: Room 406, Building 4,Binhe Road, Sha Tou Subdistrict office, Futian District, Shenzhen, Guangdong Province, China

收件人：

Attn:

电话：086-0755-83581568

Phone:

传真：

Facsimile:

乙方：朱凤珍、姚清朝、周堑

Party B: Fengzhen Zhu> Qingchao Yao> Qian Zhou

地址：广东省深圳市福田区嘉州豪园（二期）4栋4F

Address: 4F,Building 4,Jia Zhou Hao Yuan, Futian District, Shenzhen, Guangdong Province, China

电话：

Phone:

传真:

Facsimile:

丙方：深圳市嘉纳科技股份有限公司

Party C: Shenzhen Jiana Technology Co., Ltd.

地址：广东省深圳市福田区上步南路1001号锦峰大厦A座7层CDE

Address: Room CDE, 7F, Building A, Jinfeng Building, Shangbu South Road, Futian District ,

Shenzhen , Guangdong Province, China.

收件人:

Attn:

电话:

Phone:

传真:

Facsimile:

6.3任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

7. 保密责任

Confidentiality

各方承认及确定有关本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资 料均被视为保密信息。各方应当对有所该等保密信息予以保密，而在未得到另一方书面同意 前，不得向任何第三者披露任何保密信息，唯下列信息除外:

(a) 公众人士知悉或将会知悉的任何信息(唯并非由接受保密信息之一方擅自向公众披露)；

(b) 根据适用法律法规、股票交易规则或政府部门或法院的命令而所需披露之任何信息；或

(c) 由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而

该股东、法律或财务顾问亦需遵守本条款相类似之保密责任。如任何一方工作人员或聘请机

构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条 款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that:

(a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure);

(b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or

(c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated here under, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

8. 进一步保证

Further Warranties

各方同意迅速签署为执行本协议的各项规定和目的而合理需要的或对其有利的文件，以及为 执行本协议的各项规定和目的而釆取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

9.其他

Miscellaneous

9.1修订、修改、补充

Amendment, change and supplement

对本协议作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

9.2完整协议

Entire agreement

除了在本协议签署后所作出的书面修订、补充或修改以外，本协议构成本协议各方就本协议 标的物所达成的完整协议，取代在此之前就本协议标的物所达成的所有口头或书面的协商、 陈述和协议。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

9.3标题

Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项规定

的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

9.4语言

Language

本协议以中文和英文就，一式念份，甲乙丙三方各执壹份，均有同等效力；中英文版如有冲 突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.5可分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或 不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损 害。各方应通过诚意磋商，争取以法律许可以及各方期待的最大限度内有效的规定取代那些 无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与哪些无效、 不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforce ability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.6继任者

Successors

本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

9.7继续有效

Survival

9.7.1协议期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止 后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

9.7.2本协议第4、6、7、9.4条的规定在本协议终止后继续有效。

The provisions of Sections 4,6,7,9.7 shall survive the termination of this Agreement.

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